UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 19, 2005

QUIDEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-10961	94-2573850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10165 McKellar Court
San Diego, California 92121
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (858) 552-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

At the annual meeting of stockholders of Quidel Corporation (the “Company”) held on May 19, 2005, the stockholders approved an amendment to the Company’s 1983 Employee Stock Purchase Plan to increase the number of authorized shares available for issuance under the plan by 250,000 shares.  A copy of the Company’s 1983 Employee Stock Purchase Plan, as amended, is attached as Exhibit 10.1 hereto and incorporated by reference herein.

On May 19, 2005, the board of directors of the Company adopted a new compensation program applicable to non-employee members of the Company’s board of directors (the “Director Compensation Program”).  A copy of the Director Compensation Program is attached as Exhibit 10.2 hereto and incorporated herein by reference.

In addition, on May 19, 2005, the compensation committee of the board of directors approved a short-term cash incentive plan applicable to the Company’s executive officers (the “2005 Short-Term Cash Incentive Plan”).  A copy of the 2005 Short-Term Cash Incentive Plan is attached as Exhibit 10.3 hereto and incorporated herein by reference.

On May 19, 2005, the compensation committee also approved restricted stock grants to each of the Company’s executive officers as follows:

(i)            Caren L. Mason, President and Chief Executive Officer, 155,000 shares;

(ii)           Mark E. Paiz, Chief Operating Officer, 60,000 shares;

(iii)          Paul E. Landers, Senior Vice President of Finance & Administration, Chief Financial Officer and Secretary, 60,000 shares; and

(iv)          Thomas J. Foley, Chief Technology Officer, 60,000 shares.

The restrictions applicable to the foregoing restricted stock grants lapse as follows: (i) restrictions covering fifty percent of the shares will lapse 25% each year over a four year period commencing with the grant date; and (ii) the restrictions covering the remaining fifty percent of the shares have a four-year cliff provision with the possibility for acceleration of the removal of restrictions for 25% of the grant annually upon the achievement of certain annual revenue, EBITDA and strategic goals set by the compensation committee.  The restricted stock grants were issued pursuant to the Company’s Amended and Restated 2001 Equity Incentive Plan, and the Company will use the form of restricted stock agreement filed as Exhibit 10.6 to the Company’s Form 10-Q for the quarter ended September 30, 2004 to evidence the grants.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit Number	Description of Exhibit

10.1	The Company’s 1983 Employee Stock Purchase Plan, as amended.

10.2	The Company’s Director Compensation Program, effective May 19, 2005.

10.3	2005 Short-Term Cash Incentive Plan, effective May 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2005

QUIDEL CORPORATION

	By:	/s/ Michael J. Beck
	Name:	Michael J. Beck
	Its:	Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	The Company’s 1983 Employee Stock Purchase Plan, as amended.

10.2	The Company’s Director Compensation Program, effective May 19, 2005.

10.3	2005 Short-Term Cash Incentive Plan, effective May 19, 2005.